UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 4, 2012

ALMOST FAMILY, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-09848	06-1153720
(State or other jurisdiction	(Commission File No.)	(IRS Employer
of incorporation)		Identification No.)

9510 Ormsby Station Road, Suite 300, Louisville, KY 40223
(Address of principal executive offices)

 (502) 891-1000
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b-c)           On June 4, 2012, the Board of Directors of Almost Family, Inc. (the “Company”) approved the appointment of C. Steven Guenthner as President.  Mr. Guenthner, age 51, remains the Company’s Principal Financial Officer, Secretary and Treasurer. Mr. Guenthner has been Senior Vice President and Principal Financial Officer of the Company since 1992. From 1983 through 1992, Mr. Guenthner was employed as a C.P.A. with Arthur Andersen LLP. Before joining the Company, he served as a Senior Manager in the firm’s Accounting and Audit division.  In connection with Mr. Guenthner’s appointment as President, the Compensation Committee of the Company’s Board of Directors approved an increase in Mr. Guenthner’s annual base salary to $375,000. Before Mr. Guenthner’s appointment, William B. Yarmuth, the Company’s Chairman and Chief Executive Officer, also held the title of President.

Also on June 4, 2012, the Company’s Board of Directors approved the appointment of Jeffrey T. Reibel as the Company’s Vice President of Finance and Chief Accounting Officer.  Mr. Reibel, age 40, has been Vice President of Finance for the Company since 2010.  From 2007 until 2010, Mr. Reibel served as Chief Executive Officer of Conexxus, LLC, a private compliance software company he founded.  From 2004 to 2007, Mr. Reibel was the Controller and Principal Accounting Officer for Sypris Solutions, Inc., a publicly traded provider of outsourced services and specialty products.  From 1993 through 2004, Mr. Reibel was employed by Ernst & Young LLP, where he last served as a Senior Manager in the firm’s Accounting and Advisory Business Services division, specializing in audits of public companies and the healthcare industry, including home health.

(e)     Mr. Guenthner's salary increase in connection with his appointment as the Company's President is described in subsection (c) above which is incorporated into this subsection (e).

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective June 4, 2012, the Company’s Board of Directors adopted the Company’s Amended and Restated By-Laws to separate the offices of Chief Executive Officer and President. The Amended and Restated By-Laws are attached to this Current Report on Form 8-K as Exhibit 3.1

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits

Exhibit                         Description

3.1                                Amended and Restated By-Laws adopted June 4, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ALMOST FAMILY, INC.

Date: June 8, 2012	By:	/s/ C. Steven Guenthner
C. Steven Guenthner
President & Principal Financial Officer